Exhibit 10.3

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

THIRD AMENDMENT TO LICENSING AND MARKETING AGREEMENT

This THIRD AMENDMENT TO THE LICENSING AND MARKETING AGREEMENT (this “Third Amendment”) is made and entered into as of June 22, 2007 by and among Comcast STB Software DVR, LLC, Comcast Corporation, and TiVo Inc. (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Licensing and Marketing Agreement having an effective date of March 15, 2005 (the “Agreement”);

WHEREAS, the Parties have previously amended the Agreement via that certain First Amendment dated March 27, 2006 and that certain Second Amendment dated October 23, 2006; and

WHEREAS, the Parties wish to further modify and amend the Agreement as explicitly set forth in this Third Amendment.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Agreement.

1. MAINTENANCE AND SUPPORT. Section 8.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) TiVo shall provide the maintenance and support services described in Exhibit L for the TiVo Experience Software, which services shall be provided during the Term for no additional consideration. As a condition to Comcast TIMS Acceptance, the Parties shall enter into a maintenance and support agreement for the TIMS Solution (or an amendment to Exhibit L), providing for maintenance and support services with respect to the TIMS Solution on substantially the same terms as described in Exhibit L (but with such modifications thereto as are appropriate for the TIMS Solution, including the remedies applicable thereto), [*].”

2. TIVO EXPERIENCE SOURCE CODE ESCROW. Section 19.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“As a condition to Comcast TE Acceptance, the Parties shall enter into a source code escrow agreement (the “Source Code Escrow Agreement”) with Iron Mountain Intellectual Property Management, Inc. or another mutually acceptable escrow agent, in substantially the form of such escrow agent’s standard escrow

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

agreement, pursuant to which TiVo shall, [*] after Comcast TE Acceptance, deposit Escrowed Materials for the initial version of the TiVo Experience Software into a source code escrow account to be maintained by the escrow agent during the Term as provided in this Section 19 and the Source Code Escrow Agreement. From and after the initial deposit of the Escrowed Materials and for the duration of the Term, TiVo shall, [*] after Comcast’s acceptance of any Updates or Releases relating to the TiVo Experience Software pursuant to a Statement of Work or resulting from TiVo’s maintenance and support obligations pursuant to Section 8.2, update the source code escrow account to include such latest version of the Escrowed Materials. Notwithstanding anything to the contrary contained in this Agreement or the Source Code Escrow Agreement, TiVo shall pay all costs and expenses associated with maintaining the Escrowed Materials in escrow (including, without limitation, the fees of the source code escrow agent).”

3. EXPIRATION OF THE AGREEMENT. Section 24.1(a)(i) of the Agreement is hereby amended by deleting “the TiVo Experience Software Maintenance and Support Agreement” and replacing it with “Exhibit L”.

4. EXHIBIT A. Exhibit A to the Agreement is hereby amended by deleting the reference to the definition of “Maintenance and Support Agreement”.

5. EXHIBIT L. Exhibit L to the Agreement is hereby deleted in its entirety and replaced with Exhibit L attached hereto.

6. EFFECT OF AMENDMENT. Except as expressly modified herein, all other terms and conditions of the Agreement remain in full force and effect. Except as and to the extent amended hereby, the Agreement is hereby ratified and affirmed in all respects.

IN WITNESS WHEREOF, the undersigned Parties have caused this Third Amendment to be executed by their duly authorized representatives.

COMCAST CORPORATION		COMCAST STB SOFTWARE DVR, LLC		TIVO INC.

By:	/s/ Arthur R. Block	By:	/s/ James P. McCue	By:	/s/ Jeff Klugman
Name:	Arthur R. Block	Name:	James P. McCue	Name:	Jeff Klugman
Title:	Senior Vice President	Title:	President	Title:	Senior Vice President
Date:	6/26/2007	Date:	6/25/2007	Date:	6/22/2007

[*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.